                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                             THE MEXICO FUND, INC.
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               (Name of Registrant as Specified In Its Charter)

                             THE MEXICO FUND, INC.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                             The Mexico Fund, Inc.
                                 1775 I St., NW
                              Washington, DC 20006


                          YOUR VOTE IS VERY IMPORTANT


Dear Fellow Stockholder:

o If you have already voted supporting the election of the Board of Directors of the Fund and the amendment to the Fund's Investment Advisory and Management Agreement, we thank you.

o If you have not yet voted, we urge you to support your Fund. Please vote by dating, signing, and mailing the voting instruction form or authorize your vote by calling the toll-free telephone number indicated on your voting instruction form, or by internet at www.proxyvote.com. The Board recommends that you vote FOR Proposals 1 and 2.

o If you have not voted FOR the amendment to the Fund's Investment Advisory and Management Agreement, we urge you to reconsider, as your vote is essential to preserve the quality and service you have come to expect from the Fund.

     Even with the amendment of the Investment Advisory and Management Agreement, the proposed fee rate will be lower than the average for comparable funds and the Adviser's total fee will be 65% (based on the Fund's current asset size) less than the fee it received before the commencement last year of the periodic in-kind repurchase offers.

     A vote "FOR" the amendment to the Investment Advisory Agreement will ensure the continuity of the excellent service provided by the Adviser, Impulsora del Fondo Mexico, S.A. de C.V.

                                -----------------

The Annual Meeting of Stockholders of The Mexico Fund, Inc. is scheduled for April 3, 2003. Your vote is needed as soon as possible. To support your Fund, vote by dating, signing, and mailing the voting instruction form or authorize your vote by calling the toll-free telephone number indicated on your voting instruction form, or by internet at www.proxyvote.com.


               The Board recommends you vote "FOR" both measures.


                                           Sincerely,



                                           The Mexico Fund, Inc.

                   -------------------------------------------


           If you need assistance in voting your shares, please call:

                               MORROW & CO., INC.

                                 (800) 607-0088

                             The Mexico Fund, Inc.
                                 1775 I St., NW
                              Washington, DC 20006


                          YOUR VOTE IS VERY IMPORTANT



Dear Fellow Stockholder:

o If you have already voted supporting the election of the Board of Directors of the Fund and the amendment to the Fund's Investment Advisory and Management Agreement, we thank you.

o If you have not yet voted, we urge you to support your Fund. Please vote by dating, signing, and mailing the proxy card or authorize your vote by toll-free telephone (1-800-PROXIES) or by internet at www.voteproxy.com. The Board recommends that you vote FOR Proposals 1 and 2.

o If you have not voted FOR the amendment to the Fund's Investment Advisory and Management Agreement, we urge you to reconsider, as your vote is essential to preserve the quality and service you have come to expect from the Fund.

     Even with the amendment of the Investment Advisory and Management Agreement, the proposed fee rate will be lower than the average for comparable funds and the Adviser's total fee will be 65% (based on the Fund's current asset size) less than the fee it received before the commencement last year of the periodic in-kind repurchase offers.

     A vote "FOR" the amendment to the Investment Advisory Agreement will ensure the continuity of the excellent service provided by the Adviser, Impulsora del Fondo Mexico, S.A. de C.V.

                                -----------------

The Annual Meeting of Stockholders of The Mexico Fund, Inc. is scheduled for April 3, 2003. Your vote is needed as soon as possible. To support your Fund, vote by dating, signing, and mailing the proxy card or authorize your vote by toll-free telephone (1-800-PROXIES) or by Internet at www.voteproxy.com.


               The Board recommends you vote "FOR" both measures.


                                          Sincerely,



                                          The Mexico Fund, Inc.

                   -------------------------------------------


           If you need assistance in voting your shares, please call:

                               MORROW & CO., INC.

                                 (800) 607-0088

                        ANNUAL MEETING OF SHAREHOLDERS OF

                              THE MEXICO FUND, INC.

                                  April 3, 2003


                  ----------------------------------------------------------------------
                                 INSTRUCTIONS FOR AUTHORIZING YOUR PROXY
                  ----------------------------------------------------------------------


MAIL - Date, sign and mail your proxy card in the envelope provided as soon as   --------------------------- ----------------------
possible.                                                                        --------------------------- ----------------------

                             -OR-                                                    COMPANY NUMBER

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and       --------------------------- ----------------------
follow the instructions. Have your control number and proxy card available       --------------------------- ----------------------
when you call.
                                                                                     ACCOUNT NUMBER
                             -OR-
                                                                                 --------------------------- ----------------------
INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions.     --------------------------- ----------------------
Have your control number available when you access the web page.
                                                                                     CONTROL NUMBER

                                                                                 ----------------------------- --------------------
                                                                                 ----------------------------- --------------------



                            Please detach and mail in the envelope provided IF you are not
                                                                            --
                                        voting via telephone or the Internet.

----------------------------------------------------------------------------------------------------------------------------------
                      THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE "FOR" PROPOSALS 1
                                 AND 2, EACH AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------- -------------------------------------------------------
1. Election of the following two nominees to serve as Class I Directors                                         FOR AGAINST ABSTAIN
   for three-year terms and until their successors are duly elected and qualify:                                |_|     |_|     |_|
                                                                                 ----------------------------- --------------------


[_] FOR ALL NOMINEES      NOMINEES o Philip Caldwell
                                   o Jaime Serra Puche
[_] WITHOUT AUTHORITY
    FOR ALL NOMINEES

[_] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o
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To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please note      [_]
that changes to the registered name(s) on the account may not be submitted via this method.
-------------------------------------------------------------------------------

2. To approve the Amended Investment Advisory           [_]    [_]    [_]
   and Management Agreement to amend the
   management fee rate schedule the effect of which is to increase the fees paid only at certain asset levels.

The undersigned authorized the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment thereof in the discretion of the Proxy holder.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.

Signature of Shareholder                         Date
                         -----------------------      -----------------
Signature of Shareholder                         Date
                         -----------------------      -----------------

     Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney trustee or guardian, please give full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                              THE MEXICO FUND, INC.

                                  April 3, 2003

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

                                     Please detach and mail in the envelope provided
----------------------------------------------------------------------------------------------------------------------------------
                        THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE "FOR"
                         PROPOSALS 1 AND 2, EACH AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.
 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------- -------------------------------------------------------
1. Election of the following two nominees to serve as Class I Directors                                       FOR AGAINST ABSTAIN
   for three-year terms and until their successors are duly elected and qualify:                              |_|     |_|     |_|

|_| FOR ALL NOMINEES           NOMINEES                                        2.   To approve the Amended Investment
                               o Philip Caldwell                                    Advisory and Management Agreement to
                               o Jaime Serra Puche                                  amend the management fee rate schedule
|_| WITHOUT AUTHORITY                                                               the effect of which is to increase the
    FOR ALL NOMINEES                                                                fees paid only at certain asset levels.

                                                                               The undersigned authorized the Proxy holder to vote
|_| FOR ALL EXCEPT                                                             and otherwise represent the undersigned on any other
    (See instructions                                                          matter that may properly come before the meeting or
    below)                                                                     any adjournment thereof in the discretion of the
                                                                               Proxy holder.

INSTRUCTION: To withhold authority to vote for any individual                  TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON
             nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next     THE REVERSE SIDE HEREOF.
             to each nominee you wish to withhold, as shown here: o

--------------------------------------------------------------------------
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--------------------------------------------------------------------------
--------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
|_|
--------------------------------------------------------------------------

Signature of Shareholder ______________   Date _____________    Signature of Shareholder __________________    Date  _________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                                      PROXY

                              THE MEXICO FUND, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- April 3, 2003

    The undersigned stockholder of The Mexico Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Jose Luis Gomez Pimienta and Sander M Bieber, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112, on April 3, 2003 at 2:00 p.m. (Eastern time), and any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

                (Continued and to be signed on the reverse side)

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COMMENTS:

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